Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2019

•	Diluted EPS of $0.75 ($0.74, as adjusted) for the fourth quarter; $2.79 ($2.57, as adjusted) for the full year

•	Operating margin of 42.3% (43.1%, as adjusted) for the fourth quarter; 39.0% (39.6%, as adjusted) for the full year

•	AUM of $72.2 billion; average AUM of $71.0 billion for the fourth quarter

•	Net inflows of $1.6 billion for the fourth quarter

NEW YORK, NY, January 22, 2020—Cohen & Steers, Inc. (NYSE: CNS) reported its operating results for the fourth quarter and year ended December 31, 2019.

Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended			Year Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
U.S. GAAP
Revenue	$109,847	$104,965	$93,906	$410,830	$381,111
Expenses	$63,385	$64,832	$59,597	$250,696	$234,073
Operating income (loss)	$46,462	$40,133	$34,309	$160,134	$147,038
Non-operating income (loss)	$1,352	$6,617	$(3,329)	$27,415	$(3,259)
Net income attributable to common stockholders	$36,728	$34,017	$25,561	$134,621	$113,896
Diluted earnings per share	$0.75	$0.70	$0.54	$2.79	$2.40
Operating margin	42.3%	38.2%	36.5%	39.0%	38.6%

As Adjusted (1)
Net income attributable to common stockholders	$35,997	$31,257	$26,703	$124,360	$113,849
Diluted earnings per share	$0.74	$0.65	$0.56	$2.57	$2.40
Operating margin	43.1%	38.8%	36.8%	39.6%	39.1%
_________________________ (1) The “As Adjusted” amounts represent non-GAAP financial measures. Refer to pages 19-20 for reconciliations to the most directly comparable U.S. GAAP financial measures.

U.S. GAAP
This section discusses the financial results of the Company as presented in accordance with U.S. GAAP. Prior year revenue from model-based portfolios was reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees.
Revenue
Revenue for the fourth quarter of 2019 was $109.8 million, an increase of $4.9 million, or 4.7% from $105.0 million for the third quarter of 2019. The change was primarily due to an increase in investment advisory and administration fees of $4.4 million attributable to higher average assets under management. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:

•	Institutional account revenue increased $1.8 million to $29.3 million; and

•	Open-end fund revenue increased $2.6 million to $51.1 million.
Revenue for the year ended December 31, 2019 was $410.8 million, an increase of $29.7 million, or 7.8% from $381.1 million for the year ended December 31, 2018.
Expenses
Expenses for the fourth quarter of 2019 were $63.4 million, a decrease of $1.4 million, or 2.2% from $64.8 million for the third quarter of 2019. The change was primarily due to:

•	Lower employee compensation and benefits of $2.9 million, primarily due to an adjustment to reflect actual incentive compensation to be paid;

•
Higher distribution and service fees of $229,000, primarily due to higher average assets under management in U.S. open-end funds, partially offset by the impact of redemptions from a higher cost intermediary; and

•
Higher general and administrative expenses of $1.2 million, primarily due to higher travel and entertainment as well as costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering.

Expenses for the year ended December 31, 2019 were $250.7 million, an increase of $16.6 million, or 7.1% from $234.1 million for the year ended December 31, 2018.
Operating Margin
Operating margin was 42.3% for the fourth quarter of 2019, compared with 38.2% for the third quarter of 2019.
Operating margin was 39.0% for the year ended December 31, 2019, compared with 38.6% for the year ended December 31, 2018.

Non-operating Income (Loss)
(in thousands)	Three Months Ended
	December 31, 2019				September 30, 2019
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$594		$948	$1,542	$691		$1,022	$1,713
Gain (loss) from investments—net	1,463		—	1,463	4,472		—	4,472
Foreign currency gains (losses)—net	773		(2,426)	(1,653)	(945)		1,377	432
Total non-operating income (loss)	$2,830	(1)	$(1,478)	$1,352	$4,218	(1)	$2,399	$6,617
_________________________

(1) Amounts included income of $1.2 million and $2.4 million attributable to third-party interests for the three months ended December 31, 2019 and September 30, 2019, respectively.

Non-operating income for the fourth quarter of 2019 was $1.4 million, compared with $6.6 million for the third quarter of 2019. For the fourth quarter of 2019, the Company’s share of non-operating income from seed investments was $1.6 million, approximating a return of 2.6%. For the third quarter of 2019, the Company’s share of non-operating income from seed investments was $1.8 million, approximating a return of 2.7%.
Non-operating income for the year ended December 31, 2019 was $27.4 million, compared with non-operating loss of $3.3 million for the year ended December 31, 2018.
Income Taxes
The effective tax rate for the fourth quarter of 2019 was 21.2%, compared with 23.3% for the third quarter of 2019. The effective tax rate for the fourth quarter of 2019 differed from the U.S. federal statutory rate of 21% primarily due to state, local and foreign taxes, offset by the reversal of certain liabilities associated with unrecognized tax benefits and the release of a portion of the valuation allowance associated with unrealized gains on the Company's seed investments. The effective tax rate for the third quarter of 2019 differed from the U.S. federal statutory rate of 21% primarily due to state, local and foreign taxes, partially offset by the release of a portion of the valuation allowance associated with unrealized gains on the Company's seed investments.
The effective tax rate for the year ended December 31, 2019 was 23.2%, compared with 23.1% for the year ended December 31, 2018.

As Adjusted
The term “As Adjusted” is used to identify non-GAAP financial information in the discussion below. Refer to pages 19-20 for reconciliations to the most directly comparable U.S. GAAP financial measures.
Revenue
Revenue, as adjusted, for the fourth quarter of 2019 was $109.8 million, compared with $104.9 million for the third quarter of 2019. Revenue, as adjusted, for the year ended December 31, 2019 was $410.4 million, compared with $380.4 million for the year ended December 31, 2018.
Revenue, as adjusted, excluded the impact of consolidation of certain of the Company's seed investments for all periods.
Expenses
Expenses, as adjusted, for the fourth quarter of 2019 were $62.5 million, compared with $64.1 million for the third quarter of 2019. Expenses, as adjusted, for the year ended December 31, 2019 were $247.7 million, compared with $231.8 million for the year ended December 31, 2018.
Expenses, as adjusted, excluded the following:

•	The impact of consolidation of certain of the Company's seed investments for all periods;

•	Amounts related to the accelerated vesting of certain restricted stock units for both the third and fourth quarters of 2019 as well as for the year ended December 31, 2019; and

•
Costs associated with the Cohen & Steers Quality Income Reality Fund, Inc. rights offering for the fourth quarter and full year 2019 as well as expenses incurred associated with the evaluation of a potential business transaction that the Company did not pursue for the year ended December 31, 2018.

Operating Margin
Operating margin, as adjusted, for the fourth quarter of 2019 was 43.1%, compared with 38.8% for the third quarter of 2019. Operating margin, as adjusted, for the year ended December 31, 2019 was 39.6%, compared with 39.1% for the year ended December 31, 2018.
Non-operating Income
Non-operating income, as adjusted, for the fourth quarter of 2019 was $1.3 million, compared with $1.1 million for the third quarter of 2019. Non-operating income, as adjusted, for the year ended December 31, 2019 was $4.2 million, compared with $3.7 million for the year ended December 31, 2018.
Non-operating income, as adjusted, excluded the following for all periods:

•	Results from the Company's seed investments; and

•	Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
The effective tax rate, as adjusted, for the fourth quarter of 2019 was 26.1%, compared with 25.3% for the third quarter of 2019. The effective tax rate, as adjusted, for the year ended December 31, 2019 was 25.5%, compared with 25.3% for the year ended December 31, 2018.
The effective tax rate, as adjusted, excluded the following:

•	Tax effects associated with non-GAAP adjustments as well as discrete items for all periods;

•	Tax effects related to the Tax Cuts and Jobs Act for the year ended December 31, 2018; and

•	The reversal of certain liabilities associated with unrecognized tax benefits for the fourth quarter of 2019 as well as for the years ended December 31, 2019 and 2018.

Assets Under Management
(in millions)	As of
By Investment Vehicle	December 31, 2019	September 30, 2019	% Change
Institutional accounts	$31,813	$31,533	0.9%
Open-end funds	30,725	29,598	3.8%
Closed-end funds	9,644	9,707	(0.6%)
Total	$72,182	$70,838	1.9%

By Investment Strategy
U.S. real estate	$31,024	$30,964	0.2%
Preferred securities	17,581	16,749	5.0%
Global/international real estate	13,509	13,141	2.8%
Global listed infrastructure	8,076	7,774	3.9%
Other	1,992	2,210	(9.9%)
Total	$72,182	$70,838	1.9%

Assets under management at December 31, 2019 were $72.2 billion, an increase of 1.9% from $70.8 billion at September 30, 2019. The increase was driven by net inflows of $1.6 billion and market appreciation of $1.1 billion, partially offset by distributions of $1.4 billion.
Institutional Accounts
Assets under management in institutional accounts at December 31, 2019 were $31.8 billion, an increase of 0.9% from $31.5 billion at September 30, 2019. The change was primarily due to the following:

•	Advisory:

◦	Net inflows of $91 million, including $76 million into global/international real estate; and

◦	Market appreciation of $335 million, including $165 million from global/international real estate, $70 million from global listed infrastructure and $61 million from preferred securities.

•	Japan subadvisory:

◦	Net inflows of $341 million, including $366 million into U.S. real estate, partially offset by net outflows of $71 million from preferred securities; and

◦	Distributions of $308 million, including $292 million from U.S. real estate.

•	Subadvisory excluding Japan:

◦	Net outflows of $302 million, including $129 million from preferred securities and $100 million from global/international real estate; and

◦	Market appreciation of $130 million, including $78 million from global/international real estate and $48 million from global listed infrastructure.
Open-end Funds
Assets under management in open-end funds at December 31, 2019 were $30.7 billion, an increase of 3.8% from $29.6 billion at September 30, 2019. The change was primarily due to the following:

•	Net inflows of $1.6 billion, including $744 million into preferred securities and $683 million into U.S. real estate;

•	Market appreciation of $532 million, including $321 million from preferred securities and $104 million from U.S. real estate; and

•	Distributions of $947 million, including $662 million from U.S. real estate, $143 million from global/international real estate and $132 million from preferred securities.
Closed-end Funds
Assets under management in closed-end funds at December 31, 2019 were $9.6 billion, a decrease of 0.6% from $9.7 billion at September 30, 2019. The decrease was due to net outflows of $77 million related to decreases in certain funds' outstanding leverage and distributions of $133 million, partially offset by market appreciation of $147 million.

Investment Performance as of December 31, 2019
_________________________

(1)
Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

(2)
© 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period as of December 31, 2019. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of December 31, 2019, cash, cash equivalents, U.S. Treasury securities and seed investments were $204 million. As of December 31, 2019, stockholders' equity was $214 million and the Company had no debt. During the fourth quarter of 2019, a quarterly dividend of $0.36 per share and a special dividend of $2.00 per share, totaling $112 million were paid.

Conference Call Information
Cohen & Steers will host a conference call tomorrow January 23, 2020 at 10:00 a.m. (ET) to discuss the Company’s fourth quarter and full year results. Investors and analysts can access the live conference call by dialing 800-931-6421 (U.S.) or +1-212-231-2935 (international); passcode: 21951022. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the Company’s website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on January 23, 2020 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21951022. Internet access to the webcast, which includes audio (listen-only), will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current views with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “may,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The Company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the Company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2019	September 30, 2019	December 31, 2018 (1)	September 30, 2019	December 31, 2018
Revenue
Investment advisory and administration fees	$101,157	$96,763	$86,418
Distribution and service fees	7,976	7,681	6,982
Other	714	521	506
Total revenue	109,847	104,965	93,906	4.7%	17.0%
Expenses
Employee compensation and benefits	34,993	37,877	34,504
Distribution and service fees	14,371	14,142	11,551
General and administrative	12,942	11,713	12,474
Depreciation and amortization	1,079	1,100	1,068
Total expenses	63,385	64,832	59,597	(2.2%)	6.4%
Operating income (loss)	46,462	40,133	34,309	15.8%	35.4%
Non-operating income (loss)
Interest and dividend income—net	1,542	1,713	2,992
Gain (loss) from investments—net	1,463	4,472	(9,572)
Foreign currency gains (losses)—net	(1,653)	432	3,251
Total non-operating income (loss)	1,352	6,617	(3,329)	(79.6%)	*
Income before provision for income taxes	47,814	46,750	30,980	2.3%	54.3%
Provision for income taxes	9,854	10,352	5,682
Net income	37,960	36,398	25,298	4.3%	50.1%
Less: Net (income) loss attributable to redeemable noncontrolling interests	(1,232)	(2,381)	263
Net income attributable to common stockholders	$36,728	$34,017	$25,561	8.0%	43.7%

Earnings per share attributable to common stockholders
Basic	$0.78	$0.72	$0.55	8.0%	42.2%
Diluted	$0.75	$0.70	$0.54	7.3%	40.3%

Dividends declared per share
Quarterly	$0.36	$0.36	$0.33	—%	9.1%
Special	$2.00	$—	$2.50	*	(20.0%)

Weighted average shares outstanding
Basic	47,324	47,316	46,842
Diluted	48,703	48,412	47,562
_________________________

*     Not meaningful.
(1)    Revenue amounts related to model-based portfolios were reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees for the fourth quarter of 2018.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Year Ended
	December 31, 2019	December 31, 2018 (1)	% Change
Revenue
Investment advisory and administration fees	$378,578	$349,870
Distribution and service fees	30,048	29,090
Other	2,204	2,151
Total revenue	410,830	381,111	7.8%
Expenses
Employee compensation and benefits	143,431	131,292
Distribution and service fees	55,237	50,043
General and administrative	47,632	48,265
Depreciation and amortization	4,396	4,473
Total expenses	250,696	234,073	7.1%
Operating income (loss)	160,134	147,038	8.9%
Non-operating income (loss)
Interest and dividend income—net	6,716	10,426
Gain (loss) from investments—net	21,673	(14,264)
Foreign currency gains (losses)—net	(974)	579
Total non-operating income (loss)	27,415	(3,259)	*
Income before provision for income taxes	187,549	143,779	30.4%
Provision for income taxes	40,565	34,257
Net income	146,984	109,522	34.2%
Less: Net (income) loss attributable to redeemable noncontrolling interests	(12,363)	4,374
Net income attributable to common stockholders	$134,621	$113,896	18.2%

Earnings per share attributable to common stockholders
Basic	$2.85	$2.43	17.0%
Diluted	$2.79	$2.40	16.0%

Dividends declared per share
Quarterly	$1.44	$1.32	9.1%
Special	$2.00	$2.50	(20.0%)

Weighted average shares outstanding
Basic	47,273	46,794
Diluted	48,297	47,381
_________________________

*     Not meaningful.
(1)    Revenue amounts related to model-based portfolios were reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees for the year ended December 31, 2018.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	December 31, 2019	September 30, 2019	December 31, 2018 (1)	September 30, 2019	December 31, 2018
Institutional Accounts
Assets under management, beginning of period	$31,533	$29,602	$29,266
Inflows	1,031	1,158	936
Outflows	(901)	(646)	(1,125)
Net inflows (outflows)	130	512	(189)
Market appreciation (depreciation)	450	1,723	(1,566)
Distributions	(308)	(304)	(363)
Transfers	8	—	—
Total increase (decrease)	280	1,931	(2,118)
Assets under management, end of period	$31,813	$31,533	$27,148	0.9%	17.2%
Percentage of total assets under management	44.1%	44.5%	46.9%
Average assets under management	$31,347	$30,515	$27,955	2.7%	12.1%

Open-end Funds
Assets under management, beginning of period	$29,598	$27,563	$25,020
Inflows	3,588	2,794	2,309
Outflows	(2,038)	(2,178)	(3,309)
Net inflows (outflows)	1,550	616	(1,000)
Market appreciation (depreciation)	532	1,632	(1,374)
Distributions	(947)	(213)	(351)
Transfers	(8)	—	—
Total increase (decrease)	1,127	2,035	(2,725)
Assets under management, end of period	$30,725	$29,598	$22,295	3.8%	37.8%
Percentage of total assets under management	42.6%	41.8%	38.5%
Average assets under management	$30,050	$28,548	$23,984	5.3%	25.3%

Closed-end Funds
Assets under management, beginning of period	$9,707	$9,436	$9,084
Inflows	3	2	—
Outflows	(80)	—	—
Net inflows (outflows)	(77)	2	—
Market appreciation (depreciation)	147	396	(546)
Distributions	(133)	(127)	(128)
Total increase (decrease)	(63)	271	(674)
Assets under management, end of period	$9,644	$9,707	$8,410	(0.6%)	14.7%
Percentage of total assets under management	13.4%	13.7%	14.5%
Average assets under management	$9,616	$9,580	$8,815	0.4%	9.1%

Total
Assets under management, beginning of period	$70,838	$66,601	$63,370
Inflows	4,622	3,954	3,245
Outflows	(3,019)	(2,824)	(4,434)
Net inflows (outflows)	1,603	1,130	(1,189)
Market appreciation (depreciation)	1,129	3,751	(3,486)
Distributions	(1,388)	(644)	(842)
Total increase (decrease)	1,344	4,237	(5,517)
Assets under management, end of period	$72,182	$70,838	$57,853	1.9%	24.8%
Average assets under management	$71,013	$68,643	$60,754	3.5%	16.9%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Year Ended
	December 31, 2019	December 31, 2018 (1)	% Change
Institutional Accounts
Assets under management, beginning of period	$27,148	$30,896
Inflows	3,993	2,814
Outflows	(4,908)	(3,558)
Net inflows (outflows)	(915)	(744)
Market appreciation (depreciation)	6,873	(1,074)
Distributions	(1,306)	(1,962)
Transfers	13	32
Total increase (decrease)	4,665	(3,748)
Assets under management, end of period	$31,813	$27,148	17.2%
Percentage of total assets under management	44.1%	46.9%
Average assets under management	$30,301	$28,893	4.9%

Open-end Funds
Assets under management, beginning of period	$22,295	$25,188
Inflows	12,484	8,963
Outflows	(7,745)	(9,411)
Net inflows (outflows)	4,739	(448)
Market appreciation (depreciation)	5,881	(1,302)
Distributions	(2,177)	(1,111)
Transfers	(13)	(32)
Total increase (decrease)	8,430	(2,893)
Assets under management, end of period	$30,725	$22,295	37.8%
Percentage of total assets under management	42.6%	38.5%
Average assets under management	$27,595	$24,276	13.7%

Closed-end Funds
Assets under management, beginning of period	$8,410	$9,406
Inflows	5	12
Outflows	(80)	—
Net inflows (outflows)	(75)	12
Market appreciation (depreciation)	1,823	(496)
Distributions	(514)	(512)
Total increase (decrease)	1,234	(996)
Assets under management, end of period	$9,644	$8,410	14.7%
Percentage of total assets under management	13.4%	14.5%
Average assets under management	$9,381	$9,012	4.1%

Total
Assets under management, beginning of period	$57,853	$65,490
Inflows	16,482	11,789
Outflows	(12,733)	(12,969)
Net inflows (outflows)	3,749	(1,180)
Market appreciation (depreciation)	14,577	(2,872)
Distributions	(3,997)	(3,585)
Total increase (decrease)	14,329	(7,637)
Assets under management, end of period	$72,182	$57,853	24.8%
Average assets under management	$67,277	$62,181	8.2%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	December 31, 2019	September 30, 2019	December 31, 2018 (1)	September 30, 2019	December 31, 2018
Advisory
Assets under management, beginning of period	$15,243	$14,099	$12,427
Inflows	338	567	859
Outflows	(247)	(126)	(559)
Net inflows (outflows)	91	441	300
Market appreciation (depreciation)	335	703	(662)
Total increase (decrease)	426	1,144	(362)
Assets under management, end of period	$15,669	$15,243	$12,065	2.8%	29.9%
Percentage of institutional assets under management	49.3%	48.3%	44.4%
Average assets under management	$15,380	$14,666	$12,128	4.9%	26.8%

Japan Subadvisory
Assets under management, beginning of period	$10,305	$9,846	$10,472
Inflows	554	289	6
Outflows	(213)	(280)	(310)
Net inflows (outflows)	341	9	(304)
Market appreciation (depreciation)	(15)	754	(517)
Distributions	(308)	(304)	(363)
Total increase (decrease)	18	459	(1,184)
Assets under management, end of period	$10,323	$10,305	$9,288	0.2%	11.1%
Percentage of institutional assets under management	32.4%	32.7%	34.2%
Average assets under management	$10,142	$10,009	$9,739	1.3%	4.1%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,985	$5,657	$6,367
Inflows	139	302	71
Outflows	(441)	(240)	(256)
Net inflows (outflows)	(302)	62	(185)
Market appreciation (depreciation)	130	266	(387)
Transfers	8	—	—
Total increase (decrease)	(164)	328	(572)
Assets under management, end of period	$5,821	$5,985	$5,795	(2.7%)	0.4%
Percentage of institutional assets under management	18.3%	19.0%	21.3%
Average assets under management	$5,825	$5,840	$6,088	(0.3%)	(4.3%)

Total Institutional Accounts
Assets under management, beginning of period	$31,533	$29,602	$29,266
Inflows	1,031	1,158	936
Outflows	(901)	(646)	(1,125)
Net inflows (outflows)	130	512	(189)
Market appreciation (depreciation)	450	1,723	(1,566)
Distributions	(308)	(304)	(363)
Transfers	8	—	—
Total increase (decrease)	280	1,931	(2,118)
Assets under management, end of period	$31,813	$31,533	$27,148	0.9%	17.2%
Average assets under management	$31,347	$30,515	$27,955	2.7%	12.1%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Year Ended
	December 31, 2019	December 31, 2018 (1)	% Change
Advisory
Assets under management, beginning of period	$12,065	$11,341
Inflows	1,918	2,101
Outflows	(1,351)	(925)
Net inflows (outflows)	567	1,176
Market appreciation (depreciation)	3,032	(484)
Transfers	5	32
Total increase (decrease)	3,604	724
Assets under management, end of period	$15,669	$12,065	29.9%
Percentage of institutional assets under management	49.3%	44.4%
Average assets under management	$14,752	$11,804	25.0%

Japan Subadvisory
Assets under management, beginning of period	$9,288	$12,672
Inflows	942	144
Outflows	(1,076)	(1,250)
Net inflows (outflows)	(134)	(1,106)
Market appreciation (depreciation)	2,475	(316)
Distributions	(1,306)	(1,962)
Total increase (decrease)	1,035	(3,384)
Assets under management, end of period	$10,323	$9,288	11.1%
Percentage of institutional assets under management	32.4%	34.2%
Average assets under management	$9,954	$10,608	(6.2%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,795	$6,883
Inflows	1,133	569
Outflows	(2,481)	(1,383)
Net inflows (outflows)	(1,348)	(814)
Market appreciation (depreciation)	1,366	(274)
Transfers	8	—
Total increase (decrease)	26	(1,088)
Assets under management, end of period	$5,821	$5,795	0.4%
Percentage of institutional assets under management	18.3%	21.3%
Average assets under management	$5,595	$6,481	(13.7%)

Total Institutional Accounts
Assets under management, beginning of period	$27,148	$30,896
Inflows	3,993	2,814
Outflows	(4,908)	(3,558)
Net inflows (outflows)	(915)	(744)
Market appreciation (depreciation)	6,873	(1,074)
Distributions	(1,306)	(1,962)
Transfers	13	32
Total increase (decrease)	4,665	(3,748)
Assets under management, end of period	$31,813	$27,148	17.2%
Average assets under management	$30,301	$28,893	4.9%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	December 31, 2019	September 30, 2019	December 31, 2018 (1)	September 30, 2019	December 31, 2018
U.S. Real Estate
Assets under management, beginning of period	$30,964	$28,841	$27,183
Inflows	2,405	1,638	1,126
Outflows	(1,355)	(1,519)	(1,419)
Net inflows (outflows)	1,050	119	(293)
Market appreciation (depreciation)	11	2,436	(1,648)
Distributions	(1,001)	(413)	(576)
Transfers	—	(19)	(39)
Total increase (decrease)	60	2,123	(2,556)
Assets under management, end of period	$31,024	$30,964	$24,627	0.2%	26.0%
Percentage of total assets under management	43.0%	43.7%	42.6%
Average assets under management	$30,694	$29,862	$26,034	2.8%	17.9%

Preferred Securities
Assets under management, beginning of period	$16,749	$15,735	$14,430
Inflows	1,320	1,371	1,303
Outflows	(767)	(732)	(1,980)
Net inflows (outflows)	553	639	(677)
Market appreciation (depreciation)	440	510	(571)
Distributions	(161)	(154)	(137)
Transfers	—	19	23
Total increase (decrease)	832	1,014	(1,362)
Assets under management, end of period	$17,581	$16,749	$13,068	5.0%	34.5%
Percentage of total assets under management	24.4%	23.6%	22.6%
Average assets under management	$17,112	$16,268	$13,963	5.2%	22.6%

Global/International Real Estate
Assets under management, beginning of period	$13,141	$12,196	$11,823
Inflows	629	672	644
Outflows	(488)	(349)	(814)
Net inflows (outflows)	141	323	(170)
Market appreciation (depreciation)	385	638	(548)
Distributions	(158)	(16)	(58)
Total increase (decrease)	368	945	(776)
Assets under management, end of period	$13,509	$13,141	$11,047	2.8%	22.3%
Percentage of total assets under management	18.7%	18.6%	19.1%
Average assets under management	$13,330	$12,633	$11,168	5.5%	19.4%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	December 31, 2019	September 30, 2019	December 31, 2018 (1)	September 30, 2019	December 31, 2018
Global Listed Infrastructure
Assets under management, beginning of period	$7,774	$7,544	$7,022
Inflows	219	212	136
Outflows	(285)	(92)	(161)
Net inflows (outflows)	(66)	120	(25)
Market appreciation (depreciation)	194	159	(429)
Distributions	(52)	(49)	(51)
Transfers	226	—	—
Total increase (decrease)	302	230	(505)
Assets under management, end of period	$8,076	$7,774	$6,517	3.9%	23.9%
Percentage of total assets under management	11.2%	11.0%	11.3%
Average assets under management	$7,671	$7,650	$6,832	0.3%	12.3%

Other
Assets under management, beginning of period	$2,210	$2,285	$2,912
Inflows	49	61	36
Outflows	(124)	(132)	(60)
Net inflows (outflows)	(75)	(71)	(24)
Market appreciation (depreciation)	99	8	(290)
Distributions	(16)	(12)	(20)
Transfers	(226)	—	16
Total increase (decrease)	(218)	(75)	(318)
Assets under management, end of period	$1,992	$2,210	$2,594	(9.9%)	(23.2%)
Percentage of total assets under management	2.8%	3.1%	4.5%
Average assets under management	$2,206	$2,230	$2,757	(1.1%)	(20.0%)

Total
Assets under management, beginning of period	$70,838	$66,601	$63,370
Inflows	4,622	3,954	3,245
Outflows	(3,019)	(2,824)	(4,434)
Net inflows (outflows)	1,603	1,130	(1,189)
Market appreciation (depreciation)	1,129	3,751	(3,486)
Distributions	(1,388)	(644)	(842)
Total increase (decrease)	1,344	4,237	(5,517)
Assets under management, end of period	$72,182	$70,838	$57,853	1.9%	24.8%
Average assets under management	$71,013	$68,643	$60,754	3.5%	16.9%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Year Ended
	December 31, 2019	December 31, 2018 (1)	% Change
U.S. Real Estate
Assets under management, beginning of period	$24,627	$29,241
Inflows	7,298	4,488
Outflows	(5,363)	(5,158)
Net inflows (outflows)	1,935	(670)
Market appreciation (depreciation)	7,346	(1,151)
Distributions	(2,886)	(2,561)
Transfers	2	(232)
Total increase (decrease)	6,397	(4,614)
Assets under management, end of period	$31,024	$24,627	26.0%
Percentage of total assets under management	43.0%	42.6%
Average assets under management	$29,117	$26,605	9.4%

Preferred Securities
Assets under management, beginning of period	$13,068	$14,435
Inflows	5,726	4,503
Outflows	(3,041)	(4,723)
Net inflows (outflows)	2,685	(220)
Market appreciation (depreciation)	2,406	(803)
Distributions	(597)	(560)
Transfers	19	216
Total increase (decrease)	4,513	(1,367)
Assets under management, end of period	$17,581	$13,068	34.5%
Percentage of total assets under management	24.4%	22.6%
Average assets under management	$15,702	$14,237	10.3%

Global/International Real Estate
Assets under management, beginning of period	$11,047	$11,194
Inflows	2,541	1,975
Outflows	(2,714)	(1,669)
Net inflows (outflows)	(173)	306
Market appreciation (depreciation)	2,887	(254)
Distributions	(252)	(199)
Total increase (decrease)	2,462	(147)
Assets under management, end of period	$13,509	$11,047	22.3%
Percentage of total assets under management	18.7%	19.1%
Average assets under management	$12,718	$11,341	12.1%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Year Ended
	December 31, 2019	December 31, 2018 (1)	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$6,517	$6,982
Inflows	713	601
Outflows	(699)	(448)
Net inflows (outflows)	14	153
Market appreciation (depreciation)	1,520	(419)
Distributions	(201)	(199)
Transfers	226	—
Total increase (decrease)	1,559	(465)
Assets under management, end of period	$8,076	$6,517	23.9%
Percentage of total assets under management	11.2%	11.3%
Average assets under management	$7,455	$6,924	7.7%

Other
Assets under management, beginning of period	$2,594	$3,638
Inflows	204	222
Outflows	(916)	(971)
Net inflows (outflows)	(712)	(749)
Market appreciation (depreciation)	418	(245)
Distributions	(61)	(66)
Transfers	(247)	16
Total increase (decrease)	(602)	(1,044)
Assets under management, end of period	$1,992	$2,594	(23.2%)
Percentage of total assets under management	2.8%	4.5%
Average assets under management	$2,285	$3,075	(25.7%)

Total
Assets under management, beginning of period	$57,853	$65,490
Inflows	16,482	11,789
Outflows	(12,733)	(12,969)
Net inflows (outflows)	3,749	(1,180)
Market appreciation (depreciation)	14,577	(2,872)
Distributions	(3,997)	(3,585)
Total increase (decrease)	14,329	(7,637)
Assets under management, end of period	$72,182	$57,853	24.8%
Average assets under management	$67,277	$62,182	8.2%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Non-GAAP Reconciliations
Management believes that use of the following non-GAAP financial measures enhances the evaluation of the Company's results, as they provide greater transparency into the Company's operating performance. In addition, these non-GAAP financial measures are used to prepare the Company's internal management reports and are used by management in evaluating the Company's business.
While management believes that this non-GAAP financial information is useful in evaluating the Company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP Net Income Attributable to Common Stockholders and U.S. GAAP Earnings per Share to Net Income Attributable to Common Stockholders, As Adjusted, and Earnings per Share, As Adjusted

For the Periods

(in thousands, except per share data)	Three Months Ended				Year Ended
	December 31, 2019	September 30, 2019		December 31, 2018	December 31, 2019	December 31, 2018
Net income attributable to common stockholders, U.S. GAAP	$36,728	$34,017		$25,561	$134,621	$113,896
Seed investments (1)	(1,393)	(1,630)		5,580	(11,858)	5,552
Accelerated vesting of restricted stock units	358	387		—	1,344	—
General and administrative (2)	346	—		—	346	871
Foreign currency exchange (gains) losses—net (3)	2,822	(1,310)		(1,100)	1,909	(2,270)
Tax adjustments (4)	(2,864)	(207)		(3,338)	(2,002)	(4,200)
Net income attributable to common stockholders, as adjusted	$35,997	$31,257		$26,703	$124,360	$113,849

Diluted weighted average shares outstanding	48,703	48,412		47,562	48,297	47,381
Diluted earnings per share, U.S. GAAP	$0.75	$0.70		$0.54	$2.79	$2.40
Seed investments (1)	(0.03)	(0.03)		0.11	(0.25)	0.12
Accelerated vesting of restricted stock units	0.01	0.01		—	0.02	—
General and administrative (2)	0.01	—		—	0.01	0.02
Foreign currency exchange (gains) losses—net (3)	0.06	(0.03)		(0.02)	0.04	(0.05)
Tax adjustments	(0.06)	—	*	(0.07)	(0.04)	(0.09)
Diluted earnings per share, as adjusted	$0.74	$0.65		$0.56	$2.57	$2.40
_________________________

*    Amounts round to less than $0.01 per share.
(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)    Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering in the fourth quarter of 2019 and expenses associated with the evaluation of a potential business transaction that the Company did not pursue in the first quarter of 2018.
(3)    Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)    Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended				Year Ended
	December 31, 2019	September 30, 2019		December 31, 2018	December 31, 2019	December 31, 2018
Transition tax liability in connection with the Tax Cuts and Jobs Act	$—	$—		$—	$—	$(123)
Reversal of certain liabilities associated with unrecognized tax benefits	(1,832)	—		(2,758)	(1,832)	(2,758)
Delivery of restricted stock units	—	(7)		—	(203)	(947)
Tax effect of non-GAAP adjustments	(1,027)	(200)		9	38	217
Other tax-related items	(5)	—		(589)	(5)	(589)
Total tax adjustments	$(2,864)	$(207)		$(3,338)	$(2,002)	$(4,200)

Reconciliation of U.S. GAAP Operating Income and U.S. GAAP Operating Margin to Operating Income, As Adjusted, and Operating Margin, As Adjusted

For the Periods

(in thousands, except percentages)	Three Months Ended			Year Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenue, U.S. GAAP	$109,847	$104,965	$93,906	$410,830	$381,111
Seed investments (1)	(19)	(99)	(269)	(438)	(694)
Revenue, as adjusted	$109,828	$104,866	$93,637	$410,392	$380,417

Expenses, U.S. GAAP	$63,385	$64,832	$59,597	$250,696	$234,073
Seed investments (1)	(224)	(306)	(437)	(1,323)	(1,408)
Accelerated vesting of restricted stock units	(358)	(387)	—	(1,344)	—
General and administrative (2)	(346)	—	—	(346)	(871)
Expenses, as adjusted	$62,457	$64,139	$59,160	$247,683	$231,794

Operating income, U.S. GAAP	$46,462	$40,133	$34,309	$160,134	$147,038
Seed investments (1)	205	207	168	885	714
Accelerated vesting of restricted stock units	358	387	—	1,344	—
General and administrative (2)	346	—	—	346	871
Operating income, as adjusted	$47,371	$40,727	$34,477	$162,709	$148,623

Operating margin, U.S. GAAP	42.3%	38.2%	36.5%	39.0%	38.6%
Operating margin, as adjusted	43.1%	38.8%	36.8%	39.6%	39.1%
_________________________

(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds.
(2)    Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering in the fourth quarter of 2019 and expenses associated with the evaluation of a potential business transaction that the Company did not pursue in the first quarter of 2018.

Reconciliation of U.S. GAAP Non-operating Income (Loss) to Non-operating Income (Loss), As Adjusted

For the Periods

(in thousands)	Three Months Ended			Year Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Non-operating income (loss), U.S. GAAP	$1,352	$6,617	$(3,329)	$27,415	$(3,259)
Seed investments (1)	(2,830)	(4,218)	5,675	(25,106)	9,212
Foreign currency exchange (gains) losses—net (2)	2,822	(1,310)	(1,100)	1,909	(2,270)
Non-operating income (loss), as adjusted	$1,344	$1,089	$1,246	$4,218	$3,683
_________________________

(1)    Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)    Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.